Exhibit 10.1

Certain confidential information contained in this document, marked by [***], has been omitted because it is not material and would be competitively harmful if publicly disclosed.

AMENDMENT NO. 4

TO

CAPACITY PURCHASE AGREEMENT

This Amendment No. 4 to Capacity Purchase Agreement (this “Amendment”) is dated and effective as of November 26, 2024 (the “Amendment No. 4 Effective Date”) by and between American Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, “American”) and Air Wisconsin Airlines LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Contractor”).

WHEREAS, on August 19, 2022, American entered into that certain Capacity Purchase Agreement with Contractor (as amended, modified and supplemented from time to time, the “Capacity Purchase Agreement”) to establish the terms by which Contractor will provide regional airline services utilizing certain Covered Aircraft on behalf of American;

WHEREAS, pursuant to Section 14.03 of the Capacity Purchase Agreement, the Agreement may be amended by a written agreement signed by both Parties;

WHEREAS, Contractor and American wish to further amend the Capacity Purchase Agreement pursuant to the terms and conditions of this Amendment;

WHEREAS, concurrently with this Amendment, Contractor and American are entering into a codeshare agreement (the “Codeshare Agreement”) and an interline agreement (the “Interline Agreement”), which set forth the Parties’ rights and obligations with respect to codesharing of certain flights and interlining of passengers and baggage;

WHEREAS, concurrently with this Amendment, Contractor and American are entering into a mutual release, as further described in Section 18 of this Amendment; and

WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Capacity Purchase Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree to the following with respect to the Capacity Purchase Agreement:

1. Use of Covered Aircraft.

(a) Effective as of the Amendment No. 4 Effective Date, Section 3.01(b) of the Capacity Purchase Agreement (Use for Regional Airline Services) is hereby deleted and replaced with the following:

Use for Regional Airline Services. At all times during the Term, Contractor shall ensure that it has sufficient quantity of Covered Aircraft to operate the Scheduled Flights. Notwithstanding anything to the contrary in Section 4.03(e)(iii)(B), Contractor will have the right to alter or change the exterior livery of any Covered Aircraft to neutral livery or Contractor’s branded livery (for clarity, any such Covered Aircraft will not be deemed to be Neutral Livery Aircraft, but shall instead be referred to in this Agreement as “Non-American Livery Covered Aircraft”). Except as otherwise permitted in this Agreement or as American may otherwise Consent in its reasonable discretion, any aircraft in American’s livery (i) may only be used by Contractor to provide Regional Airline Services, and (ii) subject to Sections 3.01(c) and 3.01(d), may not be used by Contractor for any other purpose, including flight operations for any other airline or flight operations or activities on Contractor’s own behalf. For the avoidance of doubt, the restrictions in the foregoing sentence shall not apply to Neutral Livery Aircraft. Contractor shall operate international flights to and from Canada as may be scheduled by American in its sole discretion, subject to the operational limitations of the Covered Aircraft and obtaining necessary DOT and foreign approvals and required operating authorities and licenses, with the Base Compensation, Pass Through Costs and other amounts to be paid to Contractor as set forth on Schedules 3 and 5 hereof, and according to the scheduling requirements as set forth on Schedule 2 hereof.

(b) Effective as of the Amendment No. 4 Effective Date, Sections 3.04(a) and 3.04(b) of the Capacity Purchase Agreement (Supportability Commitment) are hereby deleted and replaced with the following:

Contractor Commitment. Except as otherwise Consented to by American in its sole discretion, Contractor shall not operate (i) any aircraft in American’s livery in any operations (including but not limited to FAR Part 121 or FAR Part 135 passenger operations) for itself, and (ii) any Covered Aircraft (including any Non-American Livery Covered Aircraft) or any other aircraft in American’s livery in any operations (including but not limited to FAR Part 121 or FAR Part 135 passenger operations) for another Major Carrier; provided, however, that the restrictions in this Section 3.04(a) shall not apply to Neutral Livery Aircraft.

(c) Effective as of January 7, 2025, without limiting Section IV of Schedule 2 to the Capacity Purchase Agreement, each Final Schedule delivered by American will provide that all Scheduled Flights will originate from or terminate at [***] (except with respect to any diversion flights related to any Scheduled Flights).

(d) Effective as of January 7, 2025, Section IX of Schedule 2 to the Capacity Purchase Agreement is hereby deleted in its entirety and replaced with the following:

[***]

2. Use of Facilities. Effective as of the Amendment No. 4 Effective Date, the last sentence of Section 8.03 of the Capacity Purchase Agreement (Replacement and Termination of Facilities Use) is hereby deleted and replaced with the following:

Notwithstanding anything in this Agreement to the contrary, except to the extent required under the Codeshare Agreement or the Interline Agreement, American shall not be required to provide to Contractor any space or facilities (including American Facilities) following the end of the Term; provided, however, that, in order to effectuate an orderly wind-down of this Agreement, Contractor will be permitted to use American Facilities for an additional [***] period following the expiration or Termination Date of this Agreement.

3. Termination for Convenience. Effective as of the Amendment No. 4 Effective Date, Section 12.02(a)(v) of the Capacity Purchase Agreement (For Convenience) is hereby deleted and replaced with the following:

For Convenience. Either Party shall have the right to terminate this Agreement in accordance with this Article XII by providing Notice to the other Party at any time on or after [***], in accordance with the terms of Section 12.02(d).

4. Termination or Withdrawal by American.

(a) Effective as of the Amendment No. 4 Effective Date, Section 12.02(a)(iv) of the Capacity Purchase Agreement (Termination by American or Contractor - Number of Unsupported Aircraft), Section 12.02(c)(i)(B) of the Capacity Purchase Agreement (Withdrawal Rights of American - Failure to Maintain Controllable On Time Departures) and Section 12.02(c)(ii) (Withdrawal Rights of American and Contractor regarding Unsupported Aircraft) are hereby deleted in their entirety.

(b) Effective as of the Amendment No. 4 Effective Date, Section 12.02(b)(viii) of the Capacity Purchase Agreement (Termination or Withdrawal by American - Operation of Covered Aircraft) is hereby deleted and replaced with the following:

Operation of Covered Aircraft. Contractor operates the Covered Aircraft (including any Non-American Livery Covered Aircraft) for any other Major Carrier without first obtaining American’s prior Consent; or

5. Notice of Termination for Convenience. Effective as of the Amendment No. 4 Effective Date, Section 12.02(d)(i)(D) of the Capacity Purchase Agreement (Termination by American or Contractor) is hereby deleted and replaced with the following:

(D) The Notice of termination delivered pursuant to Section 12.02(a)(v) (For Convenience) shall be irrevocable after the [***] from the delivery of such Notice, shall be delivered at least [***] prior to the beginning of the Wind Down Schedule (it being understood that such Notice cannot be delivered prior to [***]) and shall include a Termination Date that is consistent with a Wind Down Schedule that complies with the following: (i) the Wind Down Schedule will commence no earlier than [***]; (ii) up to [***] Covered Aircraft may be Withdrawn as of the day that the Wind Down Schedule commences (for clarity, [***] Covered Aircraft is the maximum number of Covered Aircraft that may be Withdrawn in the calendar month in which the Wind Down Schedule commences); and (iii) [***] Covered Aircraft may be Withdrawn per each calendar month following the calendar month in which the Wind Down Schedule commences, until all Covered Aircraft are Withdrawn from the terms of this Agreement.

6. Notices. Effective as of the Amendment No. 4 Effective Date, American’s notice information in Section 14.01 of the Capacity Purchase Agreement (Notices) is hereby deleted and replaced with the following:

If to American, to:

[***]

with copies delivered at the same address to the attention of:

[***]

and

[***]

7. Primary Driver Rates. Effective as of April 11, 2024, the chart set forth in Section II of Schedule 5 of the Capacity Purchase Agreement (Compensation and Bonuses and Rebates) is hereby deleted in its entirety and replaced with the following:

[***]

8. Bonuses and Rebates. Effective as of [***], the introductory paragraph to Section IV of Schedule 5 to the Capacity Purchase Agreement (Bonuses and Rebates) is hereby deleted and replaced with the following:

[***]

9. Controllable On Time Departures. Effective as of [***], Section IV.B.1. of Schedule 5 to the Capacity Purchase Agreement (Bonus and Rebate Calculation for Controllable On Time Departures) is hereby deleted and replaced with the following:

[***]

10. Controllable Completion Rate. Effective as of [***], Section IV.C.1. of Schedule 5 to the Capacity Purchase Agreement (Bonus and Rebate Calculation for Controllable Completion Rate) is hereby deleted and replaced with the following:

[***]

11. Bonus and Rebates Example. [***]

12. Final Crew Max. The Final Crew Max for the calendar months of November 2024 through the end of the Term is as set forth below:

[***]

The Parties understand and agree that American shall be allowed to schedule CAATS for [***] of the number of Block Hours listed in the table above for the applicable month (in each case, subject to downward adjustment in accordance with any Reduced Final Crew Max provided by Contractor and accepted by American as set forth below). For any such calendar month, Contractor may deliver a proposed Reduced Final Crew Max reflecting a lower number of Block Hours than the applicable Final Crew Max set forth above if (a) such Reduced Final Crew Max is a result of Contractor’s good faith determination that such Block Hour reduction is necessary due to supportability constraints or pilot attrition and (b) Contractor provides American with written documentation that demonstrates, for the applicable month, Contractor’s need for such Reduced Final Crew Max based on supportability constraints or pilot attrition. The Reduced Final Crew Max shall become effective if and only if American determines, in its reasonable discretion, that such Block Hour reduction is necessary. [***].

13. Compensation for Final Crew Max. [***]

14. Covered Aircraft Day Rate. [***]

15. Amendment No. 4 Incentive Payment. American agrees to pay Contractor a one-time incentive payment in the amount of [***] (the “Amendment No. 4 Incentive Payment”) on or before the second (2nd) Business Day after the Amendment No. 4 Effective Date.

16. Wind-Down Incentive Payment. If American exercises its right to terminate the Capacity Purchase Agreement for convenience pursuant to Section 12.02(a)(v) of the Capacity Purchase Agreement, as amended by this Amendment, then, subject to Contractor causing the Controllable Completion Rate performance in the final month of the Wind-Down Schedule to meet or exceed [***], American agrees to pay Contractor a one-time incentive payment in the amount of [***] (the “Wind-Down Incentive Payment”) in conjunction with the final payment of any portion of the Invoiced Amount for the month prior to the final month of the Wind Down Schedule (e.g., [***]).

17. Pilots and Aircraft Maintenance Technicians. [***]

18. Mutual Release. Simultaneously with this Amendment, the Parties have executed a written mutual release of certain contractual Liabilities (as defined therein) with respect to the Capacity Purchase Agreement, known or unknown, as of the Amendment No. 4 Effective Date (the “Mutual Release”).

19. Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by American and Contractor. Each of American and Contractor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of American or Contractor under the Capacity Purchase Agreement. Each reference in the Capacity Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Capacity Purchase Agreement or other agreements, documents or other instruments executed and delivered pursuant to the Capacity Purchase Agreement to the “Capacity Purchase Agreement”, shall mean and be a reference to the Capacity Purchase Agreement as amended by this Amendment.

20. THIS AMENDMENT, THE MUTUAL RELEASE, THE CODESHARE AGREEMENT, THE INTERLINE AGREEMENT, THE CAPACITY PURCHASE AGREEMENT, THE OTHER RELATED AGREEMENTS AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH WHEN TAKEN TOGETHER REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, American and Contractor have entered this Amendment effective as of the Amendment No. 4 Effective Date.

AMERICAN AIRLINES, INC.

By:	/s/ Heather Garboden
Name:	Heather Garboden
Title:	Senior Vice President, American Eagle & Cargo

AIR WISCONSIN AIRLINES LLC

By:	/s/ Robert Binns
Name:	Robert Binns
Title:	President and Chief Executive Officer